UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 16, 2016
LIMELIGHT NETWORKS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
222 South Mill Avenue, 8th Floor
Tempe, AZ 85281
(Address, including zip code, of principal executive offices)
(602) 850-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2016, the Compensation Committee (the "Committee") of the Board of Directors of Limelight Networks, Inc. (the "Company") made the following compensation decisions in connection with its annual review of executive officer compensation:

Equity Incentive Awards

The Committee approved certain equity incentive awards to members of the senior leadership team, including the awards to the following named executive officers:

Name and Title	Options (1)(2)	Restricted Stock Units (2)
Robert A. Lento President, Chief Executive Officer and Director	1,117,000	591,000
Sajid Malhotra SVP, Chief Financial Officer & Treasurer	392,000	207,000
Michael DiSanto SVP, Chief Administrative and Legal Officer & Secretary	270,000	143,000
George Vonderhaar SVP, Chief Sales Officer	236,000	125,000
Kurt Silverman SVP, Development and Delivery	262,000	139,000

(1)	Each stock option has an exercise price per share equal to the fair market value per share of the Company’s common stock on the date of grant, November 16, 2016.
(2)
Subject to the provisions of the Amended and Restated 2007 Equity Incentive Plan or each recipient’s respective employment agreement, one-third (1/3rd) of the RSUs will vest on December 1, 2017, one-twelfth (1/12th) of the RSUs will vest on March 1, 2018, and an additional one- twelfth (1/12th) will vest on the first day of each June, September, December and March thereafter for eight (8) consecutive quarters, provided the recipient continues to be a Service Provider through each such vesting date. One-third (1/3rd) of the shares subject to the stock option will vest on December 1, 2017, and one-thirty-sixth (1/36th) of the stock options will vest on the 1st day of January, 2018 and on the 1st day of each month thereafter until all of the stock options have vested (three years), provided the recipient continues to be a Service Provider through each such vesting date.

Additionally, the Committee approved retention grants to Mr. DiSanto of 86,000 stock options and 45,000 restricted stock units.

2017 Target Annual Cash Bonus Amounts and Salary Determination

The Committee approved 2017 target annual cash bonus amounts and salaries for the Company’s senior executive officers, including the Company’s principal executive officer, principal financial officer, and other named executive officers. The target cash bonus amounts pertain to services to be performed in fiscal 2017 (which bonuses will be paid in 2018) pursuant to the Master Executive and Management Bonus Plan, a copy of which was furnished with a Current Report on Form 8-K on May 19, 2009. Each bonus plan participant may earn between zero and 200% of the target bonus depending upon the level of attainment or over-attainment of specified corporate financial and operational performance goals. The target annual incentive compensation shall be subject to the terms and conditions of the applicable 2017 incentive compensation plan(s) approved by the Committee, as well as the Retention Program, which was described in a Current Report on Form 8-K on February 18, 2016.

The 2017 salary and target annual cash bonus amounts for the Company’s current named executive officers are summarized below:

Name	2017 Salary	2017 Target Annual Incentive
Robert A. Lento	$480,000	$408,000
Sajid Malhotra	$340,000	$230,000
Michael DiSanto	$310,000	$158,100
George Vonderhaar	$280,000	$202,200
Kurt Silverman	$295,000	$147,500

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Dated: November 18, 2016	By:	/s/ Michael DiSanto
Michael DiSanto SVP, Chief Administrative and Legal Officer & Secretary